1 Quaker Chemical Corporation Investor Conference Call October 30, 2013 Third Quarter 2013 Results

2 Regulation G The attached charts include Company information that does not conform to generally accepted accounting principles (GAAP). Management believes that an analysis of this data is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. This data should be read in conjunction with the Company’s third quarter earnings news release dated October 29, 2013, which has been furnished to the SEC on Form 8-K, and the Company’s Form 10-Q for the quarterly period ended September 30, 2013, which has been filed with the SEC. Forward-Looking Statements This presentation may contain forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to d iffer materially from those projected in such statements. A major risk is that the Company’s demand is largely derived from the demand for its customers’ products, which subjects the Company to downturns in a customer’s business and unanticipated customer production shutdowns. Other major risks and uncertainties include, but are not limited to, significant increases in raw material costs, customer financial stability, worldwide economic and political conditions, foreign currency fluctuations, future terrorist attacks and other acts of violence. Other factors could also adversely affect us. Therefore, we caution you not to place undue reliance on our forward-looking statements. This discussion is provided as permitted by the Private Securities Litigation Reform Act of 1995. Risks and Uncertainties Statement

3 Speakers Michael F. Barry Chairman of the Board, Chief Executive Officer & President Margaret M. Loebl Vice President, Chief Financial Officer & Treasurer Robert T. Traub General Counsel Chart #1

4 Third Quarter 2013 Headlines ▪ 14% earnings per share growth despite challenging economic environment ▪ Expected $0.08 per share third quarter tax benefit delayed until fourth quarter ▪ Strong net operating cash flow of $24.5 million in Q3 2013 Chart #2

5 Chairman Comments ▪ Q3 2013 x Solid sales / margins in a difficult economy x Gaining share & leveraging acquisitions x Earnings growth and strong cash flow generation x Growing TTM Adjusted EBITDA x Liquidity remains a Company strength ▪ Q4 2013 Outlook x Expect good operating results x Subject to typical negative seasonality impacts around the holidays at year end Third Quarter 2013 Chart #3 We remain confident in our future and expect 2013 to be another strong year for Quaker in terms of earnings, cash flow generation, EBITDA growth and shareholder value creation.

6 Crude Steel Output Thousand Metric Tons Chart #4 Jan - Sept Jan - Sept % 2013 2012 Change EU-27 123,779 129,208 -4.2 Other Europe 27,239 28,706 -5.1 CIS 81,513 84,415 -3.4 N. America 88,882 92,663 -4.1 S. America 34,773 35,190 -1.2 Africa 11,402 11,410 -0.1 Middle East 19,321 18,096 +6.8 Asia 795,080 750,723 +5.9 Oceania 4,225 4,378 -3.5 Source: WSA

Product Volume by Quarter

Thousand Kilograms

Quaker
It's what's inside that counts.



55,000
50,000
45,000
40,000
35,000
30,000
25,000
Metalworking Process Chemicals Segment
4Q08 YTD Avg.
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

Chart #5

8 Financial Snapshot Q3 2013 Q3 2012 YTD 2013 YTD 2012 Net Sales ($Mils.) 184.1 180.9 545.1 535.4 Gross Margin (%) 35.9 32.7 35.9 33.5 Operating Margin (%) 10.2 8.8 10.3 9.3 Net Income attributable to Quaker Chemical Corporation ($Mils.) 12.6 10.9 42.3 34.4 Adjusted EBITDA ($Mils.) – Trailing Twelve Months 87.5 77.3 -- -- Adjusted EBITDA Margin (%) 12.2 10.9 -- -- Earnings Per Diluted Share 0.95 0.83 3.21 2.63 Non - GAAP Earnings Per Diluted Share 0.91 0.80 2.87 2.61 Debt ($Mils.) 19.2 38.6 -- -- Equity ($Mils.) 324.8 293.4 -- -- Net Operating Cash Flow ($Mils.) 24.5 19.8 51.9 41.8 Chart #6

9 Gross Margin Percentage 32.7% 34.2% 35.5% 36.4% 35.9% 20.0% 25.0% 30.0% 35.0% 40.0% Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Gross Margin Percentage Chart #7 28.0% 34.7% 35.4% 32.6% 33.7% 35.9% 20.0% 25.0% 30.0% 35.0% 40.0% 2008 2009 2010 2011 2012 2013 YTD Gross Margin Percentage

10 Adjusted EBITDA Baseline Historical Performance $40.1 $44.2 $66.8 $73.0 $80.9 $91.5 6.90% 9.80% 12.30% 10.70% 11.40% 12.60% 2008 2009 2010 2011 2012 Q3 2013 Annualized Adjusted EBITDA ($ Mils.) Adjusted EBITDA Margin (%) Chart #8 CAGR: 17.9% +570 Margin bps 2008 – 2013 Annualized

11 Balance Sheet Net Cash / (Debt) -$100 -$80 -$60 -$40 -$20 $0 $20 $40 $60 $80 2008 2009 2010 2011 2012 Q3 2013 $ Millions Cash ST/LT Debt Net Debt Chart #9

12 Net Cash Flow From Operations 19.8 21.1 11.3 16.2 24.5 0 10 20 30 40 50 60 70 80 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Operating Cash Flow ($ Millions) Chart #10 13.4 41.6 37.5 19.7 62.9 51.9 0 10 20 30 40 50 60 70 80 2008 2009 2010 2011 2012 YTD 2013 Operating Cash Flow ($ Millions)

13 APPENDIX

14 Chart #11 Q3 2013 Q3 2012 YTD 2013 YTD 2012 GAAP Earnings Per Diluted Share 0.95$ 0.83$ 3.21$ 2.63$ CFO transition costs per diluted Share -$ -$ -$ 0.03$ Customer bankruptcies per diluted share -$ -$ -$ 0.06$ Cost streamlining inititiatives per diluted share 0.05$ -$ 0.07$ -$ Mineral oil excise tax refund per diluted share -$ -$ (0.14)$ -$ Change in acquisition-related earnout liability per diluted share -$ -$ 0.03$ -$ Devaluation of the Venezuelan Bolivar per diluted share -$ -$ 0.03$ -$ Equity income in a captive insurance company per diluted share (0.09)$ (0.03)$ (0.33)$ (0.11)$ Non-GAAP Earnings Per Diluted Share 0.91$ 0.80$ 2.87$ 2.61$ Non - GAAP Earnings Per Diluted Share Reconciliation

15 Annualized Adjusted EBITDA Reconciliation Chart #12 2008 2009 2010 2011 2012 YTD Q3 2013 Net income 9,833 16,058 32,120 45,892 47,405 42,253 Depreciation 10,879 9,525 9,867 11,455 12,252 9,219 Amortization 1,177 1,078 988 2,338 3,106 2,621 Interest expense 5,509 5,533 5,225 4,666 4,283 2,223 Taxes on income 4,977 7,065 12,616 14,256 15,575 16,933 Restructuring and related activities 2,916 2,289 - - - - Non-income tax contingency charge - - 4,132 - - - Equity affiliate out of period charge - - 564 - - - Mineral oil excise tax refund - - - - - (2,540) Transition costs related to key employees 3,505 2,443 1,317 - 609 - Non-cash gain from the purchase of an equity affiliate - - - (2,718) - - Change in acquisition-related earnout liability - - - (595) (1,737) 675 Equity loss (income) from a captive insurance company 1,299 162 (313) (2,323) (1,812) (4,378) Devaluation of the Venezuelan Bolivar - - 322 - - 357 U.S customer bankruptcies - - - - 1,254 - Cost streamlining initiatives - - - - - 1,277 Adjusted EBITDA 40,095 44,153 66,838 72,971 80,935 68,640 Adjusted EBITDA Margin 6.9% 9.8% 12.3% 10.7% 11.4% 12.6% Multiply Adjusted EBITDA by Annual Run Rate 1 1 1 1 1 1 1/3 Annualized Adjusted EBITDA 40,095 44,153 66,838 72,971 80,935 91,520

Trailing Twelve Months Adjusted EBITDA Reconciliation

Quaker™
It's what's inside that counts.™

	Q3 2013	Trailing Twelve Months Q3 2013	YTD Q3 2013	Last Three Months 2012	YTD 2012	Trailing Twelve Months Q3 2012	YTD Q3 2012	Last Three Months 2011	YTD 2011	YTD Q3 2011
		I = G + H	H	G = F - D	F	E = C + D	D	C = B - A	B	A
Net income	12,551	55,260	42,253	13,007	47,405	44,768	34,398	10,370	45,892	35,522
Depreciation	3,094	12,470	9,219	3,251	12,252	11,929	9,001	2,928	11,455	8,527
Amortization	858	3,444	2,621	823	3,106	3,025	2,283	742	2,338	1,596
Interest expense	717	3,147	2,223	924	4,283	4,441	3,359	1,082	4,666	3,584
Taxes on income	5,972	19,816	16,933	2,883	15,575	13,987	12,692	1,295	14,256	12,961
Mineral oil excise tax refund	-	(2,540)	(2,540)	-	-	-	-	-	-	-
Non-cash gain from the purchase of an equity affiliate	-	-	-	-	-	-	-	-	(2,718)	(2,718)
Change in acquisition-related earnout liability	-	(1,062)	675	(1,737)	(1,737)	(595)	-	(595)	(595)	-
Equity loss (income) from a captive insurance company	(1,247)	(4,764)	(4,378)	(386)	(1,812)	(2,026)	(1,426)	(600)	(2,323)	(1,723)
Devaluation of the Venezuelan Bolivar	-	357	357	-	-	-	-	-	-	-
U.S. customer bankruptcies	-	98	-	98	1,254	1,156	1,156	-	-	-
Transition costs related to key employees	-	(0)	-	(0)	609	609	609	-	-	-
Cost streamlining initiatives	875	1,277	1,277	-	-	-	-	-	-	-
Adjusted EBITDA	22,820	87,503	68,640	18,863	80,935	77,294	62,072	15,222	72,971	57,749
Adjusted EBITDA Margin	12.4%	12.2%	12.6%	10.9%	11.4%	10.9%	11.6%	8.8%	10.7%	11.3%

Chart #13